SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549



                                  FORM 8-K



                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) June 16, 1998


                                ACE LIMITED
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           (Exact name of registrant as specified in its charter)


Cayman Islands                         1-11778           Not Applicable
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(State or other jurisdiction          (Commission     I.R.S. Employer
(of Incorporation                     File Number)    Identification No.)



The ACE Building
30 Woodbourne Avenue
Hamilton, Bermuda                                  HM 08
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including are code: (441) 295-5200
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                                      Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         On June 16, 1998, ACE Limited ("ACE") issued a press release announcing that it had signed a definitive agreement to acquire all of the outstanding share capital of Tarquin Limited, a UK-based holding company which owns Lloyd's managing agency Charman Underwriting Agencies Ltd., and Tarquin Underwriting Limited, its corporate capital provider.

         Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.


Item 7.           Exhibits.

99.1              Press Release, dated June 16, 1998



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 19, 1998              ACE LIMITED


                                  By: /s/ Christopher Z. Marshall
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                                     Christopher Z. Marshall
                                     Chief Financial Officer






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                               EXHIBIT INDEX

Exhibit
Number                         Description
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99.1             Press Release, dated June 16, 1998